                                                                 EXHIBIT 10.36.1

          FIRST AMENDMENT dated as of October 20, 2000, to the Credit Agreement dated as of August 28, 2000 (as amended, the "Credit Agreement"), among Cricket Communications Holdings, Inc., Cricket Communications, Inc., the lenders party thereto and Nortel Networks Inc., as administrative agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     WHEREAS Holdings and the Borrower have requested that certain provisions of the Credit Agreement be amended in certain respects, and the Lenders and the Administrative Agent are willing to amend such provisions on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.  Amendments.
                 ----------

     (a)  Section 1.01 of the Credit Agreement is amended by adding thereto in
          ------------
its proper alphabetical order a new definition of "Ericsson Credit Agreement" to read in its entirety as follows:

          "Ericsson Credit Agreement" means that certain Credit Agreement dated
           -------------------------
     as of October 20, 2000, among Holdings, the Borrower, the lenders party thereto and Ericsson Credit AB, as amended from time to time."

     (b)  Section 1.01 of the Credit Agreement is hereby amended by deleting the
          ------------
definition of "Lucent Credit Agreement" and replacing it with the following:

          "Lucent Credit Agreement" means that certain Credit Agreement dated
           -----------------------
     as of September 20, 1999, as amended and restated as of October 20, 2000, among Holdings, the Borrower, the lenders party thereto and Lucent Technologies, Inc., as amended from time to time."

     (c)  Section 1.01 of the Credit Agreement is hereby amended by deleting the
          ------------
definition of "Permitted License Acquisition Debt" and replacing it with the following:

          "Permitted License Acquisition Debt" means Indebtedness (other than
           ----------------------------------
     FCC Debt) of any License Subsidiary in respect of the deferred purchase price of any FCC License purchased by such License Subsidiary; provided
                                                                    --------
     that (a) such Indebtedness shall not be secured by any Lien, other than a Lien on the Equity Interests of the License Subsidiary that holds such FCC License, (b) arrangements satisfactory to the Agents shall have been made for the Lien granted under the Parent Pledge Agreement on the Equity Interests of such License Subsidiary to be perfected, subject to the prior Lien referred to in clause (a) above, (c) such Indebtedness shall mature within three years after the date such Indebtedness is incurred, and
     (d) the holder of such Indebtedness shall have entered into an agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such holder shall have agreed to sell such Indebtedness upon demand to any holders of Eligible Secured Debt who elect to participate in such sale if an Event of Default has occurred and is continuing, for a purchase price equal to the outstanding principal amount thereof and accrued and unpaid interest thereon."

     (d)  Section 2.09 of the Credit Agreement is hereby amended to read in its
          ------------
entirety as follows:

          "Section 2.09   Repayment of Loans.
                          ------------------

          (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary Loan Party in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Eligible Secured Debt (including Borrowings), ratably in accordance with the outstanding principal amount thereof, in an aggregate principal amount equal to such Net Proceeds; provided that, in the case of any event described in clause
                   --------
     (a) of the definition of the term Prepayment Event, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 180-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

          (c) Following the end of each fiscal year of the Borrower, commencing with the fiscal year during which the Availability Termination Date occurs, the Borrower shall prepay Eligible Secured Debt (including Borrowings), ratably in accordance with the outstanding principal amount thereof, in an aggregate principal amount equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the
                                          ------------
     fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

          (d) In the event and on each occasion that the Borrower or any Subsidiary Loan Party Repays any Indebtedness (other than Eligible Secured
     Debt) of the Borrower or any Subsidiary Loan Party then the Borrower shall, within three Business Days after the date of such Repayment, prepay Eligible Secured Debt (including Borrowings), ratably in accordance with the outstanding principal amount thereof, in an aggregate amount equal to the product of (x) the sum of the aggregate principal amount of the Eligible Secured Debt outstanding at the time, multiplied by (y) a fraction, the numerator of which is the aggregate principal amount of such Repayment, and the denominator of which is the amount of Total Indebtedness immediately prior to such Repayment (excluding Eligible Secured Debt and Indebtedness outstanding under revolving credit facilities); provided that
                                                                  --------
     prepayments of Eligible Secured Debt shall not be required pursuant to this paragraph in respect of (i) any Repayment of Indebtedness to the extent such Repayment is refinanced by incurring other Indebtedness that (A) has a scheduled maturity date that is on or after the scheduled maturity date of the Indebtedness being refinanced, (B) has a weighted average life to maturity that is equal to or longer than the remaining weighted average life to maturity of the Indebtedness being refinanced, determined immediately prior to giving effect to such Repayment, (C) does not include any provisions that may require mandatory Repayment thereof prior to scheduled maturity, other than scheduled repayments taken into consideration in determining compliance with clause (B) above and other provisions that are not materially more burdensome than any such provisions included in the Indebtedness being refinanced, (D) is issued or incurred by the same Person that issued or incurred the Indebtedness being refinanced and is not Guaranteed or secured by any Lien unless the Indebtedness being refinanced was Guaranteed or secured (in which case such Indebtedness shall not be Guaranteed by any Person that did not Guarantee the Indebtedness being refinanced and shall not be secured by a Lien on any asset that did not secure the Indebtedness being refinanced), and (E) is subordinated to the Obligations on terms no less favorable than the terms on which the Indebtedness being refinanced was so subordinated, if such refinanced Indebtedness was so subordinated (any such refinancing which satisfies such conditions being referred to herein as a "Qualified Refinancing"), (ii) any
                                               ---------------------
     Repayment of Indebtedness outstanding under a revolving credit facility to the extent that (A) the commitments of the lenders to make loans thereunder remain in effect after giving effect to such Repayment or are replaced by commitments under a replacement revolving credit facility and (B) such commitments are not reduced within six months thereafter, (iii) any Repayment of secured Indebtedness in connection with the sale of the assets securing such Indebtedness, or (iv) any Repayment of Indebtedness at the scheduled final maturity thereof or in accordance with regularly scheduled amortization requirements prior to maturity.

          (e) In the event and on each occasion that the Borrower or any Subsidiary Loan Party Repays any Eligible Secured Debt (other than Loans hereunder), then the Borrower shall, within three Business Days after the date of such Repayment, prepay Borrowings in an aggregate principal amount equal to the product of (x) the sum of the aggregate principal amount of Loans outstanding at the time, multiplied by (y) a fraction, the numerator of which is the aggregate principal amount of such Repayment, and the denominator of which is the aggregate outstanding principal amount of the Eligible Secured Debt that was the subject of such Repayment (immediately prior to such Repayment); provided that prepayments of Borrowings shall not be required pursuant to this paragraph in respect of (i) any Repayment of Eligible Secured Debt at the scheduled final maturity thereof or in accordance with regularly scheduled amortization requirements prior to maturity, (ii) any Repayment of other Eligible Secured Debt that constitutes a mandatory prepayment thereof in accordance with paragraph
                                                                   ---------
     (b), (c) or (d) of this Section, (iii) a Qualified Refinancing, or (iv) a
     ---  ---    ---
     mandatory pro rata prepayment of any Eligible Secured Debt (other than the Loans hereunder) as a result of corresponding provisions thereof requiring a pro rata payment thereof in the event of a prepayment of the Loans hereunder.

          (f) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (g) of this Section; provided that the Borrower shall
                 -------------                  --------
     select Borrowings to be prepaid such that each Lender shall receive its pro rata share of such prepayment as provided in Section 2.16.
                                                  ------------

          (g) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as
                                                 ------------
     necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments of

     Borrowings shall be accompanied by the payment of accrued interest on the amount prepaid."

     (e)  Clause (a) of Section 4.02 of the Credit Agreement is hereby amended
          ----------    ------------
to read in its entirety as follows:

          "(a) the Ericsson Credit Agreement and the Lucent Credit Agreement shall have been duly executed by the parties thereto and shall be in the forms of the versions thereof previously delivered to Nortel Networks, and the lenders under such agreements shall have confirmed in a manner reasonably satisfactory to the Administrative Agent that the terms and conditions of the Loans are not less favorable to the Borrower in any material respect than, and are not inconsistent with, the terms and conditions of the Indebtedness outstanding under their respective agreements."

     (f) The reference to the date "October 30, 2000" contained in the last sentence of Section 4.02 of the Credit Agreement is hereby amended to mean and refer to the date "November 10, 2000."

     (g) Section 5.07 of the Credit Agreement is hereby amended by adding thereto a new clause (d) to read in its entirety as follows:

          "(d) The Borrower shall cause the Administrative Agent to be named as a loss payee under all liability insurance policies required to be maintained pursuant to this Section 5.07."
                                 ------------

     (h) Section 5.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Section 5.10   Use of Proceeds.  The proceeds of the Loans will be
                          ---------------
     used solely (a) to make payments in respect of the Purchase Price and Permitted Third Party Payments and (b) to pay fees payable under Sections
                                                                      --------
     2.10(a), 2.10(b) and 2.10(c), interest payable to Nortel Networks, the
     -------  -------     -------
     Agent or the Lenders under this Agreement and out-of-pocket expenses incurred in connection with the negotiation, execution and delivery of the Loan Documents; provided that (i) proceeds of Loans shall not be used to
                     --------
     make payments in respect of the purchase price of equipment or services referred to in clause (a) of the definition of "Permitted Third Party
                    ----------
     Payments" unless such equipment or services (as applicable) shall be used solely in markets which are generally utilizing equipment provided by Nortel Networks (as opposed to markets which are generally utilizing equipment provided by competitors of Nortel Networks) and (ii) proceeds of Loans shall not be used to purchase an FCC License as referred to in clause
                                                                          ------
     (b) of the definition of "Permitted Third Party Payments" unless such FCC
     ---
     License is for a market that is to generally utilize equipment provided by Nortel Networks (as opposed to a market that is to generally utilize equipment provided by competitors of Nortel Networks)."

     (i)  Clause (b) of Section 6.04 of the Credit Agreement is hereby amended
          ----------    ------------
by adding thereto at the end thereof a new final paragraph to read in its entirety as follows:

          "Any of the foregoing provisions of this Section 6.04 notwithstanding,
                                                   ------------
     the Borrower and any Subsidiary Loan Party may sell or otherwise transfer obsolete, uneconomic or surplus equipment to Ericsson Wireless Communications Inc., Nortel Networks Inc. or Lucent Technologies Inc. (or any of their respective Affiliates) in connection with the purchase or other acquisition by the Borrower or any Subsidiary Loan Party from such transferee or its Affiliates of upgraded equipment replacing the equipment so sold or transferred provided that (i) the replacement equipment purchased or otherwise acquired performs the same general function as the equipment so sold or transferred, (ii) title to the equipment sold or otherwise transferred is not transferred to the transferee until the Borrower or a Subsidiary Loan Party acquires title to the upgraded equipment related thereto and such upgraded equipment has become Collateral under the Security Agreement, (iii) the Borrower and the Subsidiary Loan Parties may not sell or otherwise transfer to Lucent Technologies Inc. or Ericsson Wireless Communications Inc. or any of their respective Affiliates pursuant to this sentence any equipment financed by Lenders under this Agreement, and (iv) such sale or other transfer is made for fair value."

     (j)  Section 6.08 of the Credit Agreement is hereby amended to read in its
          ------------
entirety as follows:

          "Section 6.08   Restrictive Amendments.  Neither Holdings nor the
                          ----------------------
     Borrower will, nor will it permit any Subsidiary Loan Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary Loan Party to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or to Guarantee Indebtedness of the Borrower; provided that (a) the foregoing shall not apply to restrictions
               --------
     and conditions imposed by law or by any Loan Document (or imposed by any agreement governing any other Eligible Secured Debt) and (b) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal
                   -------------
     of, or any amendment or modification expanding the scope of, any such restriction or condition)."

     (k)  Section 6.09 of the Credit Agreement is hereby amended to read in its
          ------------
entirety as follows:

          "Section 6.09   Repayment of Indebtedness.  The Borrower will not, nor
                          -------------------------
     will it permit any Subsidiary Loan Party to, make any Repayment in respect of, or make any payment in violation of any subordination terms of, any Indebtedness of the Borrower or any Subsidiary Loan Party except (a) any Repayment of Indebtedness resulting in a prepayment of Loans pursuant to
     Section 2.09(d) or (e) and (b) Repayments described in any of the clauses
     ---------------    ---
     of the proviso to Section 2.09(d) or (e)."
                       ---------------    ---

     (l)  Section 9.14 of the Credit Agreement is hereby amended by changing the
          ------------
words "the Agreement" appearing just prior to the last proviso thereto to be the words "this Agreement".

     (m)  Exhibit B to the Credit Agreement is hereby amended by deleting the
          ---------
existing Exhibit B and replacing it with a new Exhibit B in the form attached
         ---------                             ---------
hereto as Attachment I.
          ------------

     Section 2.  Representations and Warranties.  Holdings and the Borrower
                 ------------------------------
hereby represent and warrant to the Lenders and the Administrative Agent that
(a) this Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, (b) as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (c) the representations and warranties of Holdings and the Borrower contained in the Credit Agreement, other than those expressly made as of a specific date, are true and correct in all material respects as if made on the date hereof.

     Section 3.  Conditions to Effectiveness.  This Amendment shall become
                 ---------------------------
effective as of the date first set forth above when the Administrative Agent shall have received from Holdings, the Borrower and the Required Lenders duly executed counterparts of this Amendment.

     Section 4.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN
                 --------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Section 5.  Credit Agreement.  Except as expressly amended hereby, the
                 ----------------
Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. Any reference in the Credit Agreement, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     Section 6.  Expenses.  The Borrower agrees to reimburse the Administrative
                 --------
Agent for its out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Jenkens & Gilchrist, P.C., counsel for the Administrative Agent.

     Section 7.  Counterparts.  This Amendment may be executed in two or more
                 ------------
counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                       CRICKET COMMUNICATIONS
                                       HOLDINGS, INC.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       CRICKET COMMUNICATIONS, INC.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       NORTEL NETWORKS INC.,
                                       individually and as Administrative Agent


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                 ATTACHMENT I

                                 NEW EXHIBIT B

           Form of Amended and Restated Collateral Agency Agreement

================================================================================



                             AMENDED AND RESTATED


                 COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT


                                  dated as of

                               October 20, 2000



                                     among



                         CRICKET COMMUNICATIONS, INC.,



                 The Representatives and Unrepresented Holders
                              referred to herein,


                                      and


                     STATE STREET BANK AND TRUST COMPANY,
                              as Collateral Agent


================================================================================

                                                               TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
ARTICLE I      Definitions........................................................    2
               -----------
  SECTION 1.01.  Defined Terms....................................................    2
  ----------------------------
  SECTION 1.02.  Terms Generally..................................................   15
  ------------------------------
  SECTION 1.03.  Accounting Terms; GAAP...........................................   16
  -------------------------------------
ARTICLE II     Permitted Additional Obligations;  Additional Security Documents...   16
               ----------------------------------------------------------------
  SECTION 2.01.  Permitted Additional Obligations.................................   17
  -----------------------------------------------
  SECTION 2.02.  Additional Security Documents....................................   18
  --------------------------------------------
ARTICLE III    Acts of Secured Parties;  Amounts of Obligations...................   18
               ------------------------------------------------
  SECTION 3.01.  Acts of Secured Parties..........................................   19
  --------------------------------------
  SECTION 3.02.  Determination of Amounts of Obligations..........................   19
  ------------------------------------------------------
  SECTION 3.03.  Restrictions on Actions..........................................   20
  --------------------------------------
ARTICLE IV     Duties of Collateral Agent.........................................   21
               --------------------------
  SECTION 4.01.  Notice to Secured Parties........................................   21
  ----------------------------------------
  SECTION 4.02.  Actions Under Support Documents..................................   21
  ----------------------------------------------
  SECTION 4.03.  Conflicting Instructions; No Instructions........................   23
  --------------------------------------------------------
  SECTION 4.04.  Records..........................................................   25
  ----------------------
ARTICLE V      Collateral Accounts; Distributions.................................   26
               ----------------------------------
  SECTION 5.01.  The Collateral Accounts..........................................   26
  --------------------------------------
  SECTION 5.02.  Application of Proceeds..........................................   28
  --------------------------------------
  SECTION 5.03.  Time of Payments.................................................   28
  -------------------------------
  SECTION 5.04.  Application of Amounts Not Distributable.........................   28
  -------------------------------------------------------
  SECTION 5.05.  Treatment of Contingent Obligations..............................   29
  --------------------------------------------------
  SECTION 5.06.  Collateral Agent's Calculations..................................   29
  ----------------------------------------------
ARTICLE VI     Agreements.........................................................   30
               ----------
  SECTION 6.01.  Delivery of Agreements...........................................   30
  -------------------------------------
  SECTION 6.02.  Information......................................................   30
  --------------------------
ARTICLE VII    The Collateral Agent...............................................   30
               --------------------
  SECTION 7.01.  Appointment; Rights and Duties...................................   31
  ---------------------------------------------
  SECTION 7.02.  Expenses; Indemnity; Damage Waiver...............................   33
  -------------------------------------------------
ARTICLE VIII   Representations and Warranties.....................................   35
               ------------------------------
  SECTION 8.01.  Organization; Powers.............................................   35
  -----------------------------------
  SECTION 8.02.  Authorization; Enforceability....................................   35
  --------------------------------------------
  SECTION 8.03.  Governmental Approvals; No Conflicts.............................   36
  ---------------------------------------------------
ARTICLE IX     Intercreditor Arrangements.........................................   36
               --------------------------

  SECTION 9.01.  Security Interests................................................  36
  ---------------------------------
  SECTION 9.02.  Turnover of Collateral and Certain Payments.......................  36
  ----------------------------------------------------------
  SECTION 9.03.  Release of Collateral and Guarantees..............................  37
  ---------------------------------------------------
  SECTION 9.04.  Additional Collateral.............................................  38
  ------------------------------------
  SECTION 9.05.  Purchase of Collateral............................................  38
  -------------------------------------
  SECTION 9.06.  Further Assurances, etc...........................................  38
  --------------------------------------
  SECTION 9.07.  Restrictions on Prepayments and Purchases of Indebtedness.........  39
  ------------------------------------------------------------------------
  SECTION 9.08.  Payment of Amounts Owing under Secured Instruments................  39
  -----------------------------------------------------------------
  SECTION 9.09.  Certain Amendments to Credit Agreement............................  40
  -----------------------------------------------------
ARTICLE X    Benefit of Agreement..................................................  41
             --------------------
ARTICLE XI   Miscellaneous.........................................................  41
             -------------
  SECTION 11.01.  Notices..........................................................  41
  -----------------------
  SECTION 11.02.  Waivers; Amendments..............................................  42
  -----------------------------------
  SECTION 11.03.  Counterparts.....................................................  44
  ----------------------------
  SECTION 11.04.  Severability.....................................................  44
  ----------------------------
  SECTION 11.05.  Governing Law; Jurisdiction; Consent to Service of Process.......  44
  --------------------------------------------------------------------------
  SECTION 11.06.  WAIVER OF JURY TRIAL.............................................  45
  ------------------------------------
  SECTION 11.07.  Headings.........................................................  45
  ------------------------
  SECTION 11.08.  Successors and Assigns...........................................  45
  --------------------------------------
  SECTION 11.09.  Termination......................................................  46
  ---------------------------
  SECTION 11.10.  Complete Agreement...............................................  46
  ----------------------------------

EXHIBIT:

     Exhibit A -- Form of Permitted Additional Obligations
                     Designation

                    AMENDED AND RESTATED COLLATERAL AGENCY AND INTERCREDITOR
                AGREEMENT dated as of October 20, 2000 among CRICKET COMMUNICATIONS, INC. a Delaware corporation, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent, and the Representatives and Unrepresented Holders referred to herein.


          WHEREAS the Borrower (such term, and other capitalized terms used in this preliminary statement, having the meanings set forth in this Agreement below) has entered into the Credit Agreement pursuant to which the Lenders have made and will continue to make Loans to the Borrower;

          WHEREAS the Loan Parties have entered into certain Security Documents in order to secure the Credit Facility Obligations and the Subsidiary Loan Parties have entered into the Guarantee Agreement in order to guarantee the Credit Facility Obligations;

          WHEREAS the Borrower may from time to time incur Permitted Additional Obligations that may be secured under the Security Documents and guaranteed pursuant to the Guarantee Agreement and the Parent Guarantee Agreement;

          WHEREAS the Borrower, the Collateral Agent and the Administrative Agent have entered into the Amended and Restated Collateral Agency and Intercreditor Agreement dated as of August 14, 2000, amending and restating the Collateral Agency and Intercreditor Agreement dated as of November 24, 1999 (as so amended and restated, the "Existing Agreement") in order to set forth certain
                              ------------------
agreements with respect to the Obligations to be so secured and guaranteed, including mechanisms for securing Permitted Additional Obligations and certain intercreditor arrangements with respect to the enforcement of rights under the Support Documents and the allocation of proceeds in respect of the Obligations; and

          WHEREAS, the Borrower (a) has entered into the Nortel Credit Agreement, (b) has entered into (or, concurrently with the execution and delivery hereof, is entering into) the Ericsson Credit Agreement, (c) has designated (or, concurrently with the execution and delivery hereof, is designating) the Nortel Facility Obligations and the Ericsson Facility Obligations as Permitted Additional Obligations in accordance with Section 2.01 of the Existing Agreement and (d) has requested that the Existing Agreement be amended and restated in the form hereof in order to confirm that the Nortel Facility Obligations and the Ericsson Facility Obligations are entitled to the benefits of the Support Documents and to effect certain other changes to the Existing Agreement;

          NOW THEREFOR, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                         --------------
following terms have the meanings specified below:

          "Act" has the meaning set forth in Section 3.01.
           ---

          "Additional Security Document" means any agreement or instrument
           ----------------------------
(other than the Initial Security Documents) creating or evidencing a security interest of the Collateral Agent in, or a Lien in favor of the Collateral Agent on, or an assignment to the Collateral Agent of, any Collateral.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Administrative Agent" means Lucent Technologies Inc., in its capacity
           --------------------
as administrative agent for the Lenders under the Credit Agreement.

          "Borrower" means Cricket Communications, Inc. (formerly known as
           --------
Cricket Wireless Communications, Inc.), a Delaware corporation.

          "Borrower Pledge Agreement" means the Borrower Pledge Agreement dated
           -------------------------
as of November 24, 1999, among Holdings, the Borrower, the Subsidiary Loan Parties and the Collateral Agent.

          "Business Day" has the meaning assigned to such term in the Credit
           ------------
Agreement or, if the Credit Agreement is not in effect, the Nortel Credit Agreement or, if the Credit Agreement and the Nortel Credit Agreement are not in effect, the Ericsson Credit Agreement, in each case as such Agreement is in effect at the date hereof.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "ChaseTel Subordination Agreement"  means the Subordination Agreement
           --------------------------------
dated as of March 16, 2000, among Holdings, the Borrower, the Administrative Agent and Chase Telecommunications Holdings, Inc., a Delaware corporation.

          "Collateral" means (a) any and all "Collateral" as defined in any
           ----------
applicable Security Document and (b) any and all other assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising in which the Collateral Agent has been granted a Lien or security interest, or that have been assigned to the Collateral Agent, pursuant to any of the Security Documents.

          "Collateral Accounts" has the meaning set forth in Section 5.01(a).
           -------------------

          "Collateral Agent" means State Street Bank and Trust Company, in its
           ----------------
capacity as collateral agent for the Secured Parties under the Support
Documents.

          "Contingent Obligations" means any Obligations that are contingent
           ----------------------
obligations or not yet liquidated, including any obligation for the reimbursement of any letter of credit that is outstanding but not yet drawn upon.

          "Contingent Obligations Collateral Account" has the meaning set forth
           -----------------------------------------
in Section 5.05.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Credit Agreement" means the Credit Agreement dated as of September
           ----------------
20, 1999, among Holdings, the Borrower, the Lenders and the Administrative Agent; provided that, for purposes of the Support Documents (other than this
       --------
Agreement), any reference to "the Credit Agreement" therein shall be deemed to mean "each Secured Instrument" (as defined herein).

          "Credit Facility" means a credit facility, or group of credit
           ---------------
facilities, extended pursuant to a single Secured Instrument. For purposes of this definition, all credit facilities that are governed by the same credit agreement, loan agreement or similar document, or in respect of which the Secured Parties thereunder vote together for purposes of declaring or waiving defaults, shall be deemed to be extended pursuant to the same Secured Instrument.

          "Credit Facility Obligations" means (a) the principal of and premium,
           ---------------------------
if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Credit Agreement.

          "Effective Date" has the meaning assigned to such term in the Credit
           --------------
Agreement. The parties hereto acknowledge that the Effective Date occurred on September 20, 1999.

          "Enforcement Collateral Account" has the meaning set forth in Section
           ------------------------------
5.01(a).

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equity Interests" means shares of capital stock, partnership
           ----------------
interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

          "Ericsson Agent" means Ericsson Credit AB, in its capacity as
           --------------
administrative agent for the Ericsson Lenders under the Ericsson Credit
Agreement.

          "Ericsson Credit Agreement" means the Credit Agreement dated as of
           -------------------------
October 20, 2000, among Holdings, the Borrower, the Ericsson Lenders and the Ericsson Agent.

          "Ericsson Facility Obligations" means (a) the principal of and
           -----------------------------
premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Ericsson Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Ericsson Credit Agreement.

          "Ericsson Lenders" means the lenders from time to time party to the
           ----------------
Ericsson Credit Agreement.

          "Ericsson Loans" has the meaning assigned to the term "Loans" in the
           --------------
Ericsson Credit Agreement.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "GAAP" means, subject to Section 1.03, generally accepted accounting
           ----
principles in the United States of America.

          "General Collateral Account" has the meaning set forth in Section
           --------------------------
5.01(a).

          "General Funds" means funds required to be deposited in the General
           -------------
Collateral Account as provided in Section 5.01(b).

          "General Funds Release Request" means a written request delivered by
           -----------------------------
the Borrower to the Collateral Agent requesting the Collateral Agent to release funds from the General Collateral Account. Each General Funds Release Request
(a) shall specify (i) the amount of funds to be released, (ii) the date of the requested release, (iii) the purpose for which the Borrower expects to use such funds, (iv) the applicable provisions of the applicable Secured Instrument or Secured Instruments pursuant to which such funds are being released and (v) the wire instructions for the transfer of such funds to or for the account of the Borrower and (b) shall be accompanied by a certificate of a Financial Officer to the effect that such requested release of funds is not in contravention of any Secured Instrument.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

          "Guarantee Agreement" means the Guarantee Agreement dated as of
           -------------------
November 24, 1999, among Holdings, the Subsidiary Loan Parties and the Collateral Agent.

          "Hazardous Materials" means all explosive or radioactive substances or
           -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Holder" means any direct holder of, or creditor party to a Secured
           ------
Instrument in respect of, any Obligations.

          "Holdings" means Cricket Communications Holdings, Inc. (formerly known
           --------
as Cricket Communications, Inc.), a Delaware corporation.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person,
(e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnitee" has the meaning assigned to such term in Section 7.02.
           ----------

          "Indemnity, Subrogation and Contribution Agreement" means the
           -------------------------------------------------
Indemnity, Subrogation and Contribution Agreement dated as of November 24, 1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent.

          "Initial Security Documents" means this Agreement, the Security
           --------------------------
Agreement, the Borrower Pledge Agreement and the Parent Pledge Agreement.

          "Lenders" means the lenders from time to time party to the Credit
           -------
Agreement; provided that, for purposes of the Support Documents (other than this
           --------
Agreement), any reference to "Lender" or "Lenders" therein shall be deemed to mean "Secured Party" or "Secured Parties" (as defined herein), respectively.

          "License Subsidiary" has the meaning assigned to such term in the
           ------------------
Credit Agreement or, if the Credit Agreement is not in effect, the Nortel Credit Agreement or, if the Credit Agreement and the Nortel Credit Agreement are not in effect, the Ericsson Credit Agreement, in each case as such Agreement is in effect at the date hereof.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means the "Loan Documents", as defined in each of the
           --------------
Credit Agreement, the Nortel Credit Agreement and the Ericsson Credit Agreement and includes all other agreements, documents and instruments evidencing or governing any of the Obligations (including all Secured Instruments and Support Documents), in each case as in effect from time to time.

          "Loan Parties" means the Parent, Holdings, the Borrower and the
           ------------
Subsidiary Loan Parties.

          "Loans" has the meaning assigned to such term in the Credit Agreement;
           -----
provided that, for purposes of the Support Documents (other than this
--------
Agreement), any reference to "Loans" therein shall be deemed to mean "Obligations" (as defined herein).

          "Moody's means Moody's Investors Service, Inc.
           -------

          "Non-Vendor Secured Party" means any Secured Party that (a) is not a
           ------------------------
Vendor or an Affiliate of a Vendor, (b) is not a Holder of any Obligations Guaranteed by or otherwise subject to credit support provided by a Vendor or an Affiliate of a Vendor and (c) is not subject to any agreement or arrangement pursuant to which any Vendor or an Affiliate of any Vendor has the right to direct, or to consent or approve of the exercise of, any voting rights of such Secured Party in respect of the Obligations held by it.

          "Nortel Agent" means Nortel Networks Inc., in its capacity as
           ------------
administrative agent for the Nortel Lenders under the Nortel Credit Agreement.

          "Nortel Credit Agreement" means the Credit Agreement dated as of
           -----------------------
August 28, 2000, among Holdings, the Borrower, the Nortel Lenders and the Nortel Agent.

          "Nortel Facility Obligations" means (a) the principal of and premium,
           ---------------------------
if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Nortel Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Nortel Credit Agreement.

          "Nortel Lenders" means the lenders from time to time party to the
           --------------
Nortel Credit Agreement.

          "Nortel Loans" has the meaning assigned to the term "Loans" in the
           ------------
Nortel Credit Agreement.

          "Notice of Cancelation of Enforcement" means, with respect to any
           ------------------------------------
Notice of Enforcement, a notice or notices delivered to the Collateral Agent by Representatives and/or Unrepresented Holders canceling such Notice of Enforcement in accordance with Section 4.02.

          "Notice of Enforcement" means a notice or notices delivered to the
           ---------------------
Collateral Agent by Representatives and/or Unrepresented Holders in accordance with Section 4.02 stating that (a) all or part of the Obligations are due and payable and remain unpaid and any applicable grace period for payment thereof has lapsed or (b) all or part of the Obligations are then permitted by the Secured Instrument or Secured Instruments under which such Obligations are outstanding (because of the occurrence of an event of default or similar event under such Secured Instrument or Secured Instruments) to be declared due and payable prior to the stated maturity thereof pursuant to the terms of such Secured Instrument or

Secured Instruments. A Notice of Enforcement shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received a Notice of Cancelation of Enforcement. A Notice of Enforcement shall be deemed to be in effect at all times after such Notice of Enforcement has been given until such time, if any, as such Notice of Enforcement has been rescinded. The Representatives and Unrepresented Holders that delivered a Notice of Enforcement shall rescind such Notice of Enforcement once such Representatives and Unrepresented Holders are satisfied that the event or events giving rise to such Notice of Enforcement have been cured or waived in accordance with the applicable Secured Instrument and no other event has occurred and is continuing that would permit a Notice of Enforcement to be given.

          "Obligations" means, collectively, the Credit Facility Obligations,
           -----------
the Nortel Facility Obligations, the Ericsson Facility Obligations and all Permitted Additional Obligations.

          "Parent" means Leap Wireless International, Inc., a Delaware
           ------
corporation.

          "Parent Guarantee Agreement" means the Guarantee Agreement dated as of
           --------------------------
August 28, 2000, between the Parent and the Collateral Agent.

          "Parent Pledge Agreement" means the Parent Pledge Agreement dated
           -----------------------
November 24, 1999, among the Parent and the Collateral Agent.

          "Permitted Additional Obligations" means (a) the principal of and
           --------------------------------
premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any Indebtedness for borrowed money of the Borrower, but only to the extent that such Indebtedness is designated as "Permitted Additional Obligations" in accordance with Section 2.01, and (b) all other monetary obligations (other than monetary obligations in respect of Indebtedness that does not constitute Permitted Additional

Obligations), including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of the Borrower under the Secured Instrument governing or evidencing such Indebtedness referred to in clause (a) above; provided that any Indebtedness or obligations owing to Holdings, any Subsidiary
--------
Loan Party or Affiliate of the Borrower shall not constitute Permitted Additional Obligations.

          "Permitted Additional Obligations Designation" means each Permitted
           --------------------------------------------
Additional Obligations Designation duly completed and executed by the Collateral Agent, the Borrower and the holder or holders of the Permitted Additional Obligations referenced therein (or a Representative of such holders) and delivered pursuant to Section 2.01, substantially in form of Exhibit A.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Principal Obligations" means the principal amount of the outstanding
           ---------------------
Obligations.

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Representative" means, as to any Secured Party or Secured Parties,
           --------------
any Person designated in the Secured Instrument evidencing or governing the Obligations held by such Secured Party or Secured Parties as the trustee, agent or representative of such Secured Party or Secured Parties (including, in the case of the Credit Facility Obligations, the Administrative Agent, in the case of the Nortel Facility Obligations, the Nortel Agent, and, in the case of the Ericsson Facility Obligations, the Ericsson Agent).

          "Required Committed Credit Facility Parties" means, at any time, with
           ------------------------------------------
respect to any Credit Facility, Secured Parties having outstanding Principal Obligations and Secured Instrument Commitments under such Credit Facility representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations and Secured Instrument Commitments under such Credit Facility at such time.

          "Required Committed Secured Parties" means, at any time, Secured
           ----------------------------------
Parties having outstanding Principal Obligations and Secured Instrument Commitments representing more than 50% of the sum of the total outstanding Principal Obligations and Secured Instrument Commitments at such time.

          "Required Credit Facility Parties" means, at any time, with respect to
           --------------------------------
any Credit Facility, Secured Parties having outstanding Principal Obligations under such Credit Facility representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations under such Credit Facility at such time.

          "Required Non-Vendor Secured Parties" means, at any time, Non-Vendor
           -----------------------------------
Secured Parties having outstanding Principal Obligations representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations held by all Non-Vendor Secured Parties at such time.

          "Required Secured Parties" means, at any time, Secured Parties having
           ------------------------
outstanding Principal Obligations representing more than 50% of the aggregate principal amount of the total outstanding Principal Obligations at such time.

          "S&P" means Standard & Poor's.
           ---

          "Secured Instrument" means any instrument or agreement (other than the
           ------------------
Support Documents) that evidences or governs the terms of any of the Obligations (including, in the case of the Credit Facility Obligations, the Credit Agreement, in the case of the Nortel Facility Obligations, the Nortel Credit Agreement, and, in the case of the Ericsson Facility Obligations, the Ericsson Credit Agreement).

          "Secured Instrument Commitments" means, at any time, commitments in
           ------------------------------
effect at such time to extend credit to the Borrower under any Secured Instrument that, if extended at such time, would constitute Principal Obligations.

          "Secured Parties" means the Collateral Agent and the Holders of the
           ---------------
Obligations (including, in the case of the Credit Facility Obligations, the Lenders and the Administrative Agent, in the case of the Nortel Facility Obligations, the Nortel Lenders and the Nortel Agent, and, in the case of the Ericsson Facility Obligations, the Ericsson Lenders and the Ericsson Agent).

          "Security Agreement" means the Security Agreement dated as of November
           ------------------
24, 1999, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent.

          "Security Documents" means the Initial Security Documents and the
           ------------------
Additional Security Documents.

          "Subordination Agreement" means the Subordination Agreement dated as
           -----------------------
of November 24, 1999, among the Loan

Parties and the Collateral Agent.

          "Subordination Collateral Account" has the meaning set forth in
           --------------------------------
Section 5.01(a).

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower.
           ----------

          "Subsidiary Loan Parties" means the Subsidiaries and the License
           -----------------------
Subsidiaries.

          "Support Documents" means the Security Documents, the Indemnity,
           -----------------
Subrogation and Contribution Agreement, the Subordination Agreement, the Guarantee Agreement and the Parent Guarantee Agreement.

          "Unrepresented Holder" means any Holder for which there is no
           --------------------
Representative.

          "Vendor" means a Person that sells equipment to, or provides non-
           ------
financial services to, any of the Loan Parties.

          SECTION 1.02.  Terms Generally.  The definitions of terms herein shall
                         ----------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

          SECTION 1.03.  Accounting Terms; GAAP.  Except as otherwise expressly
                         -----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Borrower notifies the Collateral Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Collateral Agent notifies the Borrower that the Required Committed Secured Parties request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                  ARTICLE II

                       Permitted Additional Obligations;
                       ---------------------------------
                         Additional Security Documents
                         -----------------------------

          SECTION 2.01.  Permitted Additional Obligations.  (a)  The Borrower
                         ---------------------------------
may from time to time designate any Indebtedness (including Indebtedness to be advanced pursuant to Secured Instrument Commitments under any Credit Facility) for borrowed money of the Borrower as Permitted Additional Obligations hereunder by (i) delivering to the Collateral Agent a Permitted Additional Obligations Designation in respect of such Indebtedness describing such Indebtedness and attaching thereto a true and complete copy of all instruments and agreements (together with all schedules, exhibits, annexes, appendices and other attachments thereto), including the applicable Secured Instruments, relating to such Indebtedness to which the Borrower or any Subsidiary Loan Party is a party, and (ii) delivering to the Collateral Agent a certificate of a Financial Officer to the effect that such designation of such Indebtedness is not in contravention of any Secured Instrument. Upon completion of the actions described in clauses
(i) and (ii) of the preceding sentence, but subject to the following paragraph, the Indebtedness designated by such Permitted Additional Obligations Designation shall constitute Permitted Additional Obligations and the Holders thereof shall constitute Secured Parties hereunder and shall be bound by the provisions hereof.

          (b) Notwithstanding anything herein to the contrary, (i) the Borrower agrees that it will not incur any Indebtedness that would result in the total outstanding Principal Obligations at any time exceeding $1,845,000,000 and (ii) any purported designation of any Indebtedness as Permitted Additional Obligations that would result in the total outstanding Principal Obligations exceeding the limitation set forth in the foregoing clause (i) at the time of such purported designation shall be null and void and of no force or effect.

          (c) It is the intent of the parties that, after the date hereof, any increase in the total amount of Principal Obligations and Secured Instrument Commitments over the total amount thereof previously designated hereunder shall require the execution and delivery of an additional Permitted Additional Obligations Designation, notwithstanding that such additional Principal Obligations or Secured Instrument Commitments are under the Credit Agreement, the Nortel Credit Agreement, the Ericsson Credit Agreement or any other Credit Facility that was the subject of a previous Permitted Additional Obligations Designation, but that any Indebtedness resulting from loans advanced pursuant to a Secured Instrument Commitment that was properly designated as Permitted Additional Obligations in accordance with this Agreement (and in compliance with paragraph (b) above) at the time of execution and delivery of the Permitted Additional Obligations Designation relating thereto shall constitute Permitted Additional Obligations notwithstanding any subsequent failure by the Borrower to comply with paragraph (b) above.

          SECTION 2.02.  Additional Security Documents.  If the Borrower or any
                         ------------------------------
Subsidiary Loan Party is required by any Secured Instrument, Security Document or other agreement to grant a security interest in or Lien on, or assignment of, any assets (other than assets constituting Collateral under the Initial Security Documents) of the Borrower or any Subsidiary Loan Party to secure any Obligations, the Borrower shall, or shall cause the applicable Subsidiary Loan Party or Subsidiary Loan Parties to, grant such security interest in or Lien on, or assignment of, such assets to the Collateral Agent to secure all the Obligations pursuant to an Additional Security Document.


                                  ARTICLE III

                           Acts of Secured Parties;
                           ------------------------
                            Amounts of Obligations
                            ----------------------

          SECTION 3.01.  Acts of Secured Parties.  Any  request, demand,
                         ------------------------
authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Secured Party, the Required Secured Parties, the Required Non-Vendor Secured Parties, the Required Committed Credit Facility Parties or the Required Credit Facility Parties with respect to any Credit Facility or the Required Committed Secured Parties may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments reasonably satisfactory in form to the Collateral Agent and signed by such Secured Party or its Representative or the Required Secured Parties, the Required Non-Vendor Secured Parties, the Required Committed Credit Facility Parties or the Required Credit Facility Parties with respect to any Credit Facility or the Required Committed Secured Parties or their Representatives (as applicable) and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the
                                                               ---
Persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon (a) an Act of any Representative if such Act purports to be taken by or on behalf of the Secured Parties represented by such Representative and (b) an Act of any Holder if such Act purports to be taken by or on behalf of such Holder, and nothing in this Section 3.01 or elsewhere in this Agreement shall be construed to require any Representative or Holder to demonstrate that it has been authorized to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Representative or Holder.

          SECTION 3.02.  Determination of Amounts of Obligations.  Whenever the
                         ----------------------------------------
Collateral Agent is required to determine the existence or amount of any of the Obligations or Secured Instrument Commitments or any portion thereof for any purposes of this Agreement, it shall be entitled to make such determination on the basis of one or more certificates of any applicable Representative or Holder; provided that if, notwithstanding the request of the Collateral Agent,
        --------
any applicable Representative or Holder shall fail or refuse promptly to certify as to the existence or amount of any Obligations or Secured

Instrument Commitments or any portion thereof, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in its sole discretion exercised in good faith, determine, including by reliance upon a certificate of the Borrower; provided further that, promptly
                                                ----------------
following determination of any such amount, the Collateral Agent shall notify such Representative or Holder of such determination and thereafter shall correct any error that such Representative or Holder brings to the attention of the Collateral Agent. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Borrower or any Secured Party or any other Person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of notice of any error in such determination.

          SECTION 3.03.  Restrictions on Actions.  Each Secured Party agrees
                         ------------------------
that, unless and until this Agreement is terminated as provided herein, the provisions of this Agreement shall provide the exclusive method by which any Secured Party may exercise, or direct the exercise of, rights and remedies under the Support Documents. Therefore, each Secured Party shall, for the mutual benefit of all Secured Parties, except as permitted under this Agreement:

          (a) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedies under the Support Documents, except for delivering notices hereunder; and

          (b) refrain from exercising any rights or remedies under the Support Documents which may be exercisable as a result of an event that could result in a Notice of Enforcement.

Except as specifically otherwise provided herein or in the Secured Instrument to which a Secured Party is a party, however, any Secured Party or the Collateral Agent, as applicable, may exercise any right or remedy available to it under any Secured Instrument, any related agreement (other than the Support Documents) or otherwise at law or in equity, including (i) imposing a default rate of interest in accordance with the applicable Secured

Instrument, (ii) exercising any right or remedy or taking any other action that it is permitted or authorized to exercise or take or (iii) exercising its rights and remedies as a general creditor in accordance with the applicable Secured Instrument and applicable law, including the right to cease advancing loans or otherwise extending credit to the Borrower, to commence legal proceedings to collect any Obligation due and payable to such Secured Party and remaining unpaid, to accelerate the maturity of any Obligations or to terminate any Secured Instrument Commitment in accordance with the applicable Secured Instrument, to commence legal proceedings (including involuntary bankruptcy proceedings) to enforce any Secured Instrument and obtain a judgment and to enforce such judgment, in each case to the same extent as if such Secured Party were an unsecured creditor.


                                  ARTICLE IV

                          Duties of Collateral Agent
                          --------------------------

          SECTION 4.01.  Notice to Secured Parties.  The Collateral Agent shall
                         --------------------------
promptly notify each Representative and Unrepresented Holder in the event it shall receive any Notice of Enforcement or any Notice of Cancelation of Enforcement or any request by any party hereto or by any Loan Party for any consent, waiver or amendment with respect hereto or any other Support Document. Upon being notified by the Collateral Agent of any such Notice of Enforcement or Notice of Cancelation of Enforcement, each Representative shall notify each Secured Party that it represents of such Notice of Enforcement or Notice of Cancelation of Enforcement.

          SECTION 4.02.  Actions Under Support Documents; Notices of
                         -------------------------------- ----------
Enforcement; Etc.  (a) The Collateral Agent shall not be obligated to take any
-----------------
action under this Agreement or any of the Support Documents except for the performance of such duties as are specifically set forth herein or therein.

          (b)  A Notice of Enforcement may be delivered only by:

          (i)  the Required Secured Parties;

          (ii)   the Required Non-Vendor Secured Parties; provided that, at the
                                                          --------
     time such Notice of Enforcement is delivered, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; or

          (iii)  the Required Credit Facility Parties under any Credit
     Facility; provided that, at the time such Notice of Enforcement is
               --------
     delivered, (A) the aggregate amount of outstanding Principal Obligations under such Credit Facility is greater than or equal to 15% of the aggregate amount of outstanding Principal Obligations, (B) the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is less than the lesser of (1) 15% of the aggregate amount of outstanding Principal Obligations and (2) $50,000,000, and (C) an event of default has occurred and is continuing under such Credit Facility that permits the Obligations thereunder to be declared due and payable prior to the stated maturity thereof pursuant to the terms of such Credit Facility (or such Obligations have become due and payable and have not been paid) and a period of 90 days has lapsed during which such event of default has been continuing and has not been cured or waived (or such Obligations have not been paid, as the case may be).

          (c)  A Notice of Cancelation of Enforcement may be delivered only by:

          (i)  the Required Secured Parties; provided that such Notice of
                                             --------
     Cancelation of Enforcement pertains to a Notice of Enforcement delivered by the Required Secured Parties;

          (ii)   the Required Non-Vendor Secured Parties; provided that, at the
                                                          --------
     time such Notice of Cancelation of Enforcement is delivered, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; or

          (iii) the Required Credit Facility Parties under any Credit Facility; provided that such Notice of Cancelation of Enforcement pertains to a
     --------
     Notice of Enforcement delivered by the Required Credit Facility Parties under the same Credit Facility.

          (d) Subject to the provisions of Article VII, the Collateral Agent shall take any action under or with respect to the Support Documents which is not inconsistent with or contrary to the provisions of this Agreement or any other Support Document and which is in accordance with written instructions that the Collateral Agent has received from:

          (i)  at any time when a Notice of Enforcement is in effect:

          (A)  the Required Secured Parties; provided that such instructions are
                                             --------
     not inconsistent with any written instructions given by the Required Non-Vendor Secured Parties if, at such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000;

          (B)  the Required Non-Vendor Secured Parties; provided that, at such
                                                        --------
     time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; or

          (C) subject to conflicting instructions that the Collateral Agent is required to follow pursuant to Section 4.03, the Required Credit Facility Parties under any Credit Facility; provided that such Notice of Enforcement
                                        --------
     was delivered by the Required Credit Facility Parties under the same Credit Facility; and

          (ii)  at any other time, the Required Committed

     Secured Parties.

          (e) The Collateral Agent may not exercise any remedy under Section 9-505(2) of the Uniform Commercial Code, as in effect in any applicable jurisdiction, except with the consent of each Secured Party affected thereby.

          SECTION 4.03.  Conflicting Instructions; No Instructions.  (a)  At any
                         ------------------------------------------
time when a Notice of Enforcement shall be in effect, the Collateral Agent shall, subject in all cases to the provisions of Article VII, exercise or refrain from exercising all such rights, powers and remedies as shall be available to it under the Support Documents or any of them in accordance with any written instructions received in accordance with Section 4.02(d)(i), subject to paragraph (b) below, in the case of conflicting instructions received in accordance with Section 4.02(d)(i). Absent any such written instructions at a time when a Notice of Enforcement shall be in effect, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Support Documents or any of them or otherwise as it shall deem to be in the best interests of the Secured Parties in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Secured Parties.

          (b) At any time when a Notice of Enforcement shall be in effect, if the Collateral Agent shall receive conflicting instructions given in accordance with Section 4.02(d)(i) with respect to the exercise of remedies under or with respect to the Support Documents:

          (i) if such conflict shall occur with respect to whether or not to exercise such remedies, the Collateral Agent shall follow those instructions directing the Collateral Agent to exercise remedies; provided
                                                                       --------
     that the Collateral Agent shall follow instructions directing it not to exercise remedies received from the Required Non-Vendor Secured Parties if, at such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (A) 15% of the aggregate amount of outstanding Principal Obligations and (B) $50,000,000; and

          (ii) if such conflict shall occur with respect to the manner of exercising such remedies, the Collateral Agent shall follow the instructions of (A) the Required Non-Vendor Secured Parties if, at such time, the aggregate amount of outstanding Principal Obligations held by all Non-Vendor Secured Parties is greater than or equal to the lesser of (1) 15% of the aggregate amount of outstanding Principal Obligations and (2) $50,000,000 or (B), if clause (A) does not apply (or if clause (A) does apply but the Required Non-Vendor Secured Parties shall fail to give instructions), the Required Secured Parties or (C) if the applicable Notice of Enforcement was given by the Required Credit Facility Secured Parties under a Credit Facility and clauses (A) and (B) above do not apply (or clause (A) or (B) above does apply but no instructions are given thereunder), then the Required Credit Facility Secured Parties under such Credit Facility, or (D) if clauses (A), (B) and (C) above do not apply (or any such clause does apply but no instructions are given thereunder), then the Representative or Unrepresented Holders representing the greatest amount of Principal Obligations then outstanding that shall have delivered instructions to the Collateral Agent.

Representatives and Unrepresented Holders giving instructions to the Collateral Agent under this Section 4.03 shall do so in good faith and shall give such instructions as shall have the effect of realizing on the Collateral and take other available remedies under the Support Documents in a reasonably appropriate and expeditious manner under the circumstances then applicable.

          SECTION 4.04.  Records.  (a)  The Collateral Agent shall maintain
                         --------
records regarding determinations of the amounts of the outstanding Obligations and Secured Instrument Commitments for any purpose, any distributions from the Collateral Accounts and any information received by the Collateral Agent pursuant to Section 6.02. The information contained in such records shall be made available to any Secured Party upon request.

          (b) The Collateral Agent shall maintain a record of the total outstanding Principal Obligations and Secured Instrument Commitments at any time in effect. The Borrower shall promptly notify the Collateral Agent of any change in the outstanding Principal Obligations or Secured Instrument Commitments at any time, whether as a result of any termination or reduction of such Secured Instrument Commitments, or any payment in respect of such Principal Obligations or otherwise. The information contained in such records shall be made available to any Secured Party upon request. Any Secured Party shall be entitled to rely upon such information.

                                   ARTICLE V

                      Collateral Accounts; Distributions
                      ----------------------------------

          SECTION 5.01.  The Collateral Accounts.  (a)  The Collateral Agent
                         ------------------------
shall establish and maintain at its office located at Two Avenue DeLefayette, 6th Floor, Boston, MA 02111-1724, three collateral accounts designated the "Enforcement Collateral Account", the "Subordination Collateral Account" and the
-------------------------------        --------------------------------
"General Collateral Account", respectively (such collateral accounts,
 --------------------------
collectively, the "Collateral Accounts").
                   -------------------

          (b) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent) in respect of the Collateral, whether in connection with the exercise of any right or remedy provided in this Agreement or any other Support Document or otherwise (including all amounts received on account of any sale of or other realization upon any of the Collateral pursuant to any Security Document), or pursuant to enforcement of the Guarantee Agreement or the Parent Guarantee Agreement, in each case while a Notice of Enforcement is in effect shall be deposited in the Enforcement Collateral Account. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in the Subordination Collateral Account or the General Collateral Account shall be transferred to the Enforcement Collateral Account. Upon the rescission of each effective Notice of Enforcement in accordance with the terms hereof, the Collateral Agent shall (subject to the payment of any Obligations then due in accordance with Section 5.02) release any funds then remaining on deposit in the Enforcement Collateral Account to any Loan Party to the extent required by any of the Security Documents; provided that such funds in an amount
                                           --------
equal to the sum of (x) the amount of General Funds transferred to the Enforcement Collateral Account from the General Collateral Account pursuant to paragraph (d) of this Section and (y) the amount of funds that would have been deposited in the General Collateral Account pursuant to paragraph (d) of this Section if a Notice of Enforcement had not been in effect, together with all interest and income on such amounts, shall be deposited in the General Collateral Account for application in accordance with the terms of paragraph (d) of this Section.

          (c) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent) pursuant to terms of the Subordination Agreement shall be deposited in the Subordination Collateral Account. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in the Subordination Collateral Account shall be transferred to the Enforcement Collateral Account.

          (d) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent) which by the terms of any Support Document or any Secured Instrument are required to be held by the Collateral Agent (other than amounts required to be deposited in the Enforcement Collateral Account or the Subordination Collateral Account) shall be deposited in the General Collateral Account. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in the General Collateral Account shall be transferred to the Enforcement Collateral Account. The Borrower may, by delivery to the Collateral Agent of a General Funds Release Request, request a release of General Funds from the General Collateral Account in accordance with the applicable provisions of the Support Document or Secured Instrument or Secured Instruments which required such funds to be deposited with the Collateral Agent (but only to the extent any funds in the General Collateral Account were deposited in the General Collateral Account pursuant to such agreements). If no Notice of Enforcement is in effect on the date on which such General Funds are requested to be released pursuant to the applicable General Funds Release Request, the Collateral Agent shall release such General Funds in accordance with such General Funds Release Request. Pending the receipt by the Collateral Agent of a General Funds Release Request with respect to any General Funds or a transfer of such General Funds to the Enforcement Collateral Account as provided above, the Collateral Agent shall invest such funds in Permitted Investments (and the proceeds thereof and interest thereon shall constitute part of such General Funds).

          (e)  All amounts deposited in the Collateral

Accounts shall be held by the Collateral Agent subject to the terms hereof and of the Support Documents and shall constitute Collateral under the Security Agreement. No Loan Party shall have any rights with respect to, and the Collateral Agent shall have exclusive dominion and control over, the Collateral Accounts.

          SECTION 5.02.  Application of Proceeds.  Subject to Section 5.05, all
                         ------------------------
amounts deposited in the Enforcement Collateral Account shall be applied in the following order of priority:

          FIRST, to the payment of all costs and expenses incurred by the Collateral Agent (in its capacity as such hereunder or any other Support Document) in connection with any Support Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent under any Support Document on behalf of any Loan Party and any other costs and expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Support Document;

          SECOND, to the Secured Parties pro rata in accordance with the aggregate amounts of the Obligations outstanding on the date of any such distribution (whether or not due and payable); and

          THIRD, the balance, if any, to the Borrower or its successors and assigns, or such other Person or Persons as shall be entitled thereto, or as a court of competent jurisdiction may otherwise direct.

          SECTION 5.03.  Time of Payments.  All distributions under Section 5.02
                         -----------------
shall be made by the Collateral Agent reasonably promptly after its receipts of the applicable funds, subject to Section 5.04.

          SECTION 5.04.  Application of Amounts Not Distributable.  If any
                         -----------------------------------------
Representative or Unrepresented Holder shall inform the Collateral Agent in writing that no provision is made under the relevant Secured Instrument for the application of amounts which are to be distributed in respect of Obligations under such Secured Instrument pursuant to Section 5.02 (whether by virtue of the applicable Obligations thereunder not being then due and payable or otherwise) or for the holding of such amounts by or on behalf of such parties pending application thereof, then the Collateral Agent shall invest such amounts in Permitted Investments and shall hold such amounts and all proceeds thereof in the Enforcement Collateral Account, solely for the Secured Parties represented by such Representative or such Unrepresented Holder, as the case may be, until such Representative or Unrepresented Holder shall notify the Collateral Agent that such Obligations have been paid (in which case such amounts and all proceeds thereof shall be applied in accordance with the provisions of Section 5.02) or shall request the delivery thereof by the Collateral Agent for application pursuant to such Secured Instrument.

          SECTION 5.05.  Treatment of Contingent Obligations.  Notwithstanding
                         ------------------------------------
the foregoing, distributions under clause SECOND of Section 5.02 shall be made disregarding any Contingent Obligations. If any Contingent Obligations exist at any time that any amounts are to be distributed to the Borrower under clause THIRD of Section 5.02, the Collateral Agent shall deposit such amounts up to an amount equal to such Contingent Obligations in a collateral account established and maintained at its office located at Two Avenue DeLefayette, 6th Floor, Boston, MA 02111-1724 (designated the "Contingent Obligations Collateral
                                       ---------------------------------
Account") for the benefit of the Secured Parties that have a claim with respect
-------
to such Contingent Obligations. The Collateral Agent shall invest such amounts in Permitted Investments until the Representative of such Secured Parties or the applicable Unrepresented Holder, as the case may be, shall notify the Collateral Agent that any or all of the Contingent Obligations with respect to the Secured Parties represented by such Representative or such Unrepresented Holder, as the case may be, have become fixed or liquidated (in which case such amounts up to the amount in the Contingent Obligations Collateral Account shall be delivered to such Representative or Unrepresented Holder, as the case may be, to be applied pursuant to the applicable Secured Instrument) or that such Contingent Obligations have expired or cease to exist (in which case an amount in the Contingent Obligations Collateral Account in excess of the Contingent Obligations outstanding at such time shall be applied in accordance with the provisions of Section 5.02).

          SECTION 5.06.  Collateral Agent's Calculations.  In making the
                         --------------------------------
determinations and allocations required by Section 5.02, the Collateral Agent may rely upon certificates as provided in Section 3.02, as to the amounts payable with respect to Obligations. If any Secured Party receives any amount pursuant to Section 5.02 in excess of the amount it was entitled to receive pursuant to Section 5.02 as a result of a demonstrable error in the determination of the amount of the Obligations, then such Secured Party (by becoming a Holder of Obligations and accepting the benefits of this Agreement) agrees to pay such excess to the Collateral Agent for application in accordance with Section 5.02 as soon as practicable after the existence of such error shall have been determined. All distributions made by the Collateral Agent pursuant to Section 5.02 shall be (subject to the preceding sentence and to any decree of any court of competent jurisdiction and to the preceding sentence) final, and the Collateral Agent shall have no duty to inquire as to the application by any Representative or Unrepresented Holder of any amounts distributed to them.

                              ARTICLE VI

                              Agreements
                              ----------

          SECTION 6.01.  Delivery of Agreements.  The Borrower shall deliver to
                         -----------------------
the Collateral Agent, promptly upon the execution thereof, true and complete copies of (a) all amendments, supplements or other modifications to any Secured Instrument and (b) each Additional Security Document.

          SECTION 6.02.  Information.  On a quarterly basis promptly following
                         ------------
the end of each calendar quarter, and from time to time upon the request of the Collateral Agent (which request may be made by the Collateral Agent at the reasonable direction of any Secured Party), the Borrower shall promptly deliver to the Collateral Agent a list, setting forth as of a specified date not more than 10 days prior to the date of delivery, of the aggregate outstanding Obligations and Secured Instrument Commitments and the name and address of each Secured Party (and the name and address of such Secured Party's Representative, if any) and the respective amounts of Obligations and Secured Instrument Commitments attributable to each. The Collateral Agent shall provide a copy of the most recent list delivered to it under this Section to any Secured Party upon request.

                                  ARTICLE VII

                              The Collateral Agent
                              --------------------

          SECTION 7.01.  Appointment; Rights and Duties.      (a)  Each of the
                         -------------------------------
Secured Parties hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Support Documents, together with such actions and powers as are reasonably incidental thereto.

          (b) Any Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party as any other Secured Party and may exercise the same as though it were not the Collateral Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Collateral Agent hereunder.

          (c) The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Support Documents. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Notice of Enforcement is in effect, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Support Documents that the Collateral Agent is required to exercise in writing by the Required Secured Parties, and (iii) except as expressly set forth in the Support Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent, Holdings, the Borrower or the Subsidiary Loan Parties that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Secured Parties (or the requisite portion thereof as required by any applicable provision of this Agreement) or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall be deemed not to have knowledge of any event that could result in a Notice of Enforcement unless and until a Notice of Enforcement is given to the Collateral Agent, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Support Document or Secured Instrument, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Support Document or Secured Instrument, (D) the validity, enforceability, effectiveness or genuineness of any Support Document or Secured Instrument or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in any Support Document or Secured Instrument, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

          (d) The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Parent or the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          (e) The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the activities as Collateral Agent.

          (f) Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying each Secured Party and the Borrower. Upon any such resignation, the Required Committed Secured Parties (or, at any time when a Notice of Enforcement is in effect, the

Required Secured Parties) shall have the right to appoint a successor. If no successor shall have been so appointed by the Required Committed Secured Parties (or, if applicable, the Required Secured Parties) and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York or an Affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Article shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

          (g) Each Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to extend credit to the Borrower pursuant to the applicable Secured Instrument and enter into this Agreement. Each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Support Document or related agreement or any document furnished hereunder or thereunder.

          SECTION 7.02.  Expenses; Indemnity; Damage Waiver.      (a)  The
                         -----------------------------------
Borrower shall pay (i) all costs and expenses incurred by the Collateral Agent, including the fees, charges and disbursements of counsel for the Collateral Agent, in connection with the negotiation, preparation, execution and delivery of the Support Documents, and (ii) all costs and expenses incurred by the

Collateral Agent, including the fees, charges and disbursements of any counsel, consultants or appraisers for the Collateral Agent, in connection with (A) the enforcement or protection of its rights in connection with the Support Documents, including its rights under this Section and (B) the administration of, and any amendments, modifications, waivers or supplements of or to the provisions of, any of the Support Documents.

          (b) The Borrower shall indemnify the Collateral Agent and each of its Related Parties (each such Person being called an "Indemnitee") against, and
                                                   ----------
hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Support Document or Secured Instrument or any other agreement or instrument contemplated hereby, or the performance by the parties to the Support Documents or Secured Instruments of their respective obligations thereunder, (ii) any extension of credit under any Secured Instrument or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of the Subsidiary Loan Parties or at which any Collateral is located, or any Environmental Liability related in any way to the Borrower or any of the Subsidiary Loan Parties, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be
               --------
available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Collateral Agent under paragraph (a) or (b) of this Section, each Secured Party severally agrees to pay to the Collateral Agent such Secured Party's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage,
--------
liability or related expense, as the case may be, was incurred by or asserted against the Collateral

Agent in its capacity as such. For purposes hereof, a Secured Party's pro rata share shall be determined based upon its share of the aggregate amount of outstanding Principal Obligations and Secured Instrument Commitments at the time.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby.

          (e) All amounts due under this Section shall be payable not later than 30 days after written demand therefor.

                              ARTICLE VIII

                         Representations and Warranties
                         ------------------------------

          The Borrower represents and warrants to the Secured Parties that:

          SECTION 8.01.  Organization; Powers.  Each Loan Party is duly
                         ---------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect of the Borrower and the Subsidiary Loan Parties taken as a whole, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 8.02.  Authorization; Enforceability.  The execution delivery
                         ------------------------------
and performance by each Loan Party of the Support Documents to which it is a party are within such Loan Party's corporate powers and have been duly authorized by all necessary company or corporate, as the case may be, and, if required, stockholder action. This Agreement and each other Support Document has been duly executed and delivered by each Loan Party that is a party thereto and constitutes a legal, valid and binding obligation of such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 8.03.  Governmental Approvals; No Conflicts.  The execution,
                         -------------------------------------
delivery and performance by each Loan Party of the Support Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Security Documents.


                                  ARTICLE IX

                          Intercreditor Arrangements
                          --------------------------

          SECTION 9.01.  Security Interests.  The Collateral Agent and each of
                         -------------------
the Secured Parties hereby agree that the Liens and security interests granted to the Collateral Agent under the Security Documents, and the Guarantees provided under the Guarantee Agreement and the Parent Guarantee Agreement, and the other rights, remedies, powers and privileges under the Support Documents shall be treated, as among the Secured Parties, as having equal priority and shall at all times be shared by the Secured Parties as provided herein.

          SECTION 9.02.  Turnover of Collateral and Certain Payments.  If any
                         --------------------------------------------
Secured Party (i) acquires custody, control or possession of any Collateral or proceeds therefrom or (ii) receives any payment pursuant to enforcement of the Guarantee Agreement or the Parent Guarantee Agreement, in each case other than pursuant to the terms of this Agreement, then such Secured Party shall promptly cause such Collateral, proceeds or payments to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Article V. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral, proceeds or payments in trust for the parties entitled thereto hereunder. Notwithstanding the foregoing, but subject to the requirements of Sections 9.07 and 9.08, no Secured Party shall be required to deliver to or put in the custody, possession or control of the Collateral Agent or to hold in trust as specified in the preceding sentence any amount of any Obligation paid or prepaid by the Borrower to it (and not obtained by it through any sale of or other realization upon any Collateral or by enforcement of its rights under the Guarantee Agreement or the Parent Guarantee Agreement as provided herein and in the Support Documents) in accordance with the terms of the applicable Secured Instrument.

          SECTION 9.03.  Release of Collateral and Guarantees.  (a)  In
                         -------------------------------------
connection with any sale, transfer or disposition of any Collateral to any Person other than the Borrower or any Subsidiary Loan Party that does not violate any Secured Instrument, the Secured Parties agree that any Liens on such Collateral created pursuant to the Security Documents will be released upon the delivery of evidence satisfactory to the Collateral Agent that such sale, transfer or disposition (and the release of such Liens and, if applicable, any guarantee of the Obligations) is in compliance with the requirements of each Secured Instrument (including a certificate from a Financial Officer to such effect). In the event any such sale, transfer or disposition to a Person other than the Parent or any subsidiary thereof (including the Borrower or any Subsidiary Loan Party) shall be of 100% of the Equity Interests of a Subsidiary Loan Party, the Secured Parties hereby authorize the Collateral Agent upon the delivery of such evidence to release such Subsidiary and its assets from its obligations under and the Liens created by the Support Documents and to execute amendments, releases and other documents in form and substance satisfactory to the Collateral Agent confirming such release.

          (b) Collateral may be released in connection with the exercise of any rights, powers or remedies by the Collateral Agent pursuant to and in accordance with Section

4.02 and such release shall not require any approval under this Section.

          (c) The Secured Parties hereby authorize the Collateral Agent to execute releases and other documents in form and substance satisfactory to the Collateral Agent in respect of any release of Collateral permitted under this Section.

          SECTION 9.04.  Additional Collateral.  Each of the Secured Parties
                         ----------------------
hereby covenants and agrees that it (a) will not accept any Guarantee of any of the Obligations by any Loan Party or an Affiliate thereof or any Person providing such Guarantee on behalf of a Loan Party or an Affiliate thereof unless such Person's Guarantee is provided pursuant to the Guarantee Agreement or the Parent Guarantee Agreement or otherwise Guarantees the payment of all the Obligations on a pari passu basis and (b) will not take any security interest in
                 ---- -----
or Lien on or assignment of any assets to secure any of the Obligations unless such security interest or Lien or assignment is granted to the Collateral Agent to secure the payment of all the Obligations on a pari passu basis pursuant to
                                                  ---- -----
an Additional Security Document; provided that the foregoing shall not apply to
                                 --------
any insurance or other credit support acquired by a Secured Party at its own expense from a Person (other than any Loan Party or an Affiliate thereof or a Person acting on behalf of a Loan Party or an Affiliate thereof) with respect to the Obligations.

          SECTION 9.05.  Purchase of Collateral.  Any Secured Party may purchase
                         -----------------------
Collateral at any public sale of such Collateral pursuant to any of the Security Documents and to the extent, but only to the extent, approved by the Required Secured Parties (determined for this purpose without giving effect to the Obligations owed to the Secured Party that is making such purchase, unless it is the only Holder at the time) may make payment on account thereof by using any Obligation then due and payable to such Secured Party from the Person which granted a security interest in such Collateral as a credit against the purchase price.

          SECTION 9.06.  Further Assurances, etc.  Each party hereto shall
                         ------------------------
execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Borrower which agrees to pay such costs and expenses), to effectuate and carry out the provisions of this Agreement and the other Support Documents, including by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

          SECTION 9.07.  Restrictions on Prepayments and Purchases of
                         --------------------------------------------
Indebtedness.  If on any date the Borrower:
-------------

          (a) shall prepay or purchase any Indebtedness outstanding under any Secured Instrument; and

          (b) shall not within three Business Days thereafter prepay or purchase the Indebtedness outstanding under all Secured Instruments ratably in accordance with the respective aggregate principal amount then outstanding thereunder;

any Secured Party that shall have had its Indebtedness so prepaid or purchased in an amount in excess of that which it would have received if the Borrower had made prepayments or purchases ratably in respect of all Secured Parties will, on behalf of the Borrower, pay any excess amount received by it ratably to the other Secured Parties entitled thereto in order to prepay or purchase on behalf of the Borrower the Indebtedness of such other Secured Parties (and any such excess so paid by any Secured Party shall be deemed not to have been paid by the Borrower to such Secured Party); provided that the foregoing shall not apply to
                                 --------
any refinancing of Indebtedness under any Secured Instrument that does not require ratable prepayment of Loans, Nortel Loans or Ericsson Loans under
Section 2.09 of the Credit Agreement, the Nortel Credit Agreement or the Ericsson Credit Agreement, respectively (as each such agreement is in effect on the date hereof). The Borrower irrevocably authorizes and directs each Secured Party to take the actions on its behalf specified in this Section 9.07.

          SECTION 9.08.  Payment of Amounts Owing under Secured Instruments.  If
                         ---------------------------------------------------
on any date:

          (a) any amount shall be due and owing under more than one Secured Instrument;

          (b) the Borrower shall not pay all such amounts as are then due and owing; and

          (c) the Borrower shall not pay such amounts ratably, in accordance with the respective amounts then due and owing thereunder;

any Secured Party that shall have been paid an amount in excess of the payment that it would have received if the Borrower had paid amounts owing by it ratably will, on behalf of the Borrower, pay such excess ratably to the other Secured Parties entitled thereto (and any such excess so paid by any Secured Party shall be deemed not to have been paid by the Borrower to such Secured Party); provided
                                                                        --------
that, if a Notice of Enforcement is in effect as of such date, then, for all purposes of this Section 9.08, all outstanding Obligations shall be deemed due and owing whether or not they are actually due and owing (e.g., whether or not
                                                          ----
the maturity of such Obligations has been accelerated or otherwise matured).
The Borrower irrevocably authorizes and directs each Secured Party to take the actions on its behalf specified in this Section 9.08.

          SECTION 9.09.  Certain Amendments to Credit Agreement.
                         --------------------------------------
Notwithstanding any provision to the contrary in the Credit Agreement, no amendment or waiver of any encumbrance or restriction in the Credit Agreement on the ability of the Borrower, Holdings or any Subsidiary Loan Party to:

          (i) pay dividends or make any other distributions permitted by applicable law on any Equity Interest of the Borrower, Holdings or any Subsidiary Loan Party;

          (ii) pay any Indebtedness owed to the Parent or any subsidiary of the Parent;

          (iii) make loans or advances to the Parent or any subsidiary of the Parent; or

          (iv) transfer any of its property or assets to the Parent or any subsidiary of the Parent,

shall be effective unless the Required Committed Credit Facility Parties under each Credit Facility shall have consented to such amendment or waiver.

          SECTION 9.10.  Payments under ChaseTel Subordination Agreement.  If
                         ------------------------------------------------
any Lender or the Administrative Agent receives any payments under the ChaseTel Subordination Agreement, then such Lender or the Administrative Agent shall share the benefits of such payments ratably with the other Secured Parties by either (a) payment to the Collateral Agent for distribution under Section 5.02, if permitted, or (b) applying such payment to pay Credit Facility Obligations and then purchasing participations in the Principal Obligations then outstanding of the other Secured Parties to the extent necessary so that the benefit of all such payments shall be shared by all Secured Parties ratably in accordance with the aggregate amount of Principal Obligations then outstanding.

                                 ARTICLE X

                             Benefit of Agreement
                             --------------------

          This Agreement is being executed and delivered by the Persons whose names appear on the signature pages below and by such other Persons as become parties hereto by the execution and delivery of a Permitted Additional Obligations Designation pursuant to Section 2.01 and by accepting and assuming the rights, benefits, duties and obligations of a Secured Party hereunder as provided in such Section and such Permitted Additional Obligations Designation, but shall benefit, in addition to such Persons, each other Secured Party represented by a Representative (including the Lenders, the Nortel Lenders and the Ericsson Lenders).

                                  ARTICLE XI

                                 Miscellaneous
                                 -------------

          SECTION 11.01.  Notices.  Except in the case of notices and other
                          --------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 10307 Pacific

Center Court, San Diego, California 92121, Attention of President (Telecopy No.
(619) 882-6010);

          (b) if to the Collateral Agent, to it at Two Avenue DeLefayette, 6th Floor, Boston, MA 02111-1724, Attention of Patrick Thibedeau (Telecopy No. 617-662-1460);

          (c) if to the Administrative Agent, to it at 600 Mountain Avenue, Murray Hill, New Jersey 07974, Attention of Assistant Treasurer-Project Finance (Telecopy No. (908) 582-3101);

          (d) if to the Nortel Agent, to it at Nortel Networks Inc., Mail Stop 991 15 A40, 2221 Lakeside Blvd., Richardson, Texas 75082-4399, Attention of Robert D. Beiter, Director, Customer Finance North America (Telecopy No. (972) 684-3679);

          (e) if to the Ericsson Agent, to it at Telefonvagen 30, Stockholm 126 25, Sweden, Attention: President (Telecopy No. +468-719-0500), with a copy to Ericsson Inc. at 740 East Campbell Road, Richardson, Texas 75081 Attention:
Director of Customer Finance (Telecopy No. 972-583-1858); and

          (f) if to any other Secured Party, to it at its address (or telecopy number) set forth in the applicable Permitted Additional Obligation Designation.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 11.02.  Waivers; Amendments.  (a)  No failure or delay by the
                          --------------------
Collateral Agent in exercising any right or power hereunder or under any other Support Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and under the other Support Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of any Support

Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (b) Neither this Agreement nor any other Support Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Representatives and/or Unrepresented Holders representing the Required Committed Secured Parties (or, at any time when a Notice of Enforcement is in effect, the Required Secured Parties) and the Required Committed Credit Facility Parties in respect of each Credit Facility or, in the case of any other Support Document, pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties that are parties thereto with the consent of the Required Committed Secured Parties (or, at any time when a Notice of Enforcement is in effect, the Required Secured Parties) and the Required Committed Credit Facility Parties in respect of each Credit Facility; provided that no such agreement shall (i)
                                 --------
adversely affect any of the Collateral Agent's rights, immunities or rights to indemnification hereunder or under any Support Document or expand its duties hereunder or under any Support Document, without the prior written consent of the Collateral Agent, (ii) modify any provision hereof which is intended to provide for the equal and ratable security of all Obligations without the prior written consent of all Secured Parties, (iii) release all or any substantial part of the Collateral from the Liens of the Security Documents (except as expressly provided in Section 9.03), without the prior written consent of each Secured Party, (iv) release Holdings, any Subsidiary Loan Party or the Parent from its Guarantee under the Guarantee Agreement or the Parent Guarantee Agreement (except as expressly provided in Section 9.03) or limit or condition its obligations thereunder, without the prior written consent of each Secured Party, or (v) change the definitions of "Credit Facility Obligations", "Ericsson Facility Obligations", "Nortel Facility Obligations", "Obligations", "Permitted Additional Obligations", "Required Committed Secured Parties", "Required Credit Facility Parties", "Required Non-Vendor Secured Parties", "Required Secured Parties" or this Section, Section 4.02, Section 4.03 or Section 9.03 without the prior written consent of each Secured Party.

Notwithstanding the foregoing, the Collateral Agent and the Borrower and, in the case of the Guarantee Agreement or the Parent Guarantee Agreement, any guarantor party to the Guarantee Agreement or the Parent Guarantee Agreement, may enter into one or more agreements supplemental to the applicable Support Documents, in form and substance satisfactory to the Collateral Agent, to add any guarantor of the Obligations or any grantor to any Security Document.

          SECTION 11.03.  Counterparts.  This Agreement may be executed in
                          -------------
counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 11.04.  Severability.  Any provision of this Agreement held to
                          -------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 11.05.  Governing Law; Jurisdiction; Consent to Service of
                          --------------------------------------------------
Process.  (a)  This Agreement shall be construed in accordance with and governed
--------
by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Support Document against the Borrower or their properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Support Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.01. Nothing in this Agreement or any other Support Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 11.06.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY
                          ---------------------
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SUPPORT DOCUMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 11.07.  Headings.  Article and Section headings used herein
                          ---------
are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 11.08.  Successors and Assigns.  (a)  Whenever in this
                          -----------------------
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party (including, in the case of any Secured Party, each transferee or assignee of Obligations held by
it). Without limiting the generality of the foregoing, this Agreement shall be binding upon each transferee or assignee of any Secured Party.

          (b) The Borrower shall not assign or delegate any of its rights or duties hereunder or any of its interest herein without the prior written consent of each Secured Party, and any purported assignment or delegation in contravention of this paragraph shall be void.

          SECTION 11.09.  Termination.  This Agreement shall automatically
                          ------------
terminate when (i) the Liens and security interests granted under the Security Documents have terminated and (ii) the Collateral has been released and the Obligations have been indefeasibly paid and performed in full and all Secured Instrument Commitments shall have terminated; provided that the provisions of
                                              --------
Section 7.02 shall not be affected by any such termination.

          SECTION 11.10.  Complete Agreement.  (a)  This Agreement constitutes
                          -------------------
the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements.

          (b) Upon the execution and delivery of counterparts of this Agreement by the Borrower, the Collateral Agent and Representatives and Unrepresented Holders representing each Secured Party as of the date hereof, the Existing Agreement shall be superseded and amended and restated in the form of this Agreement.

          (c) Lucent Technologies Inc., Societe Generale, Nortel Networks Inc. and Ericsson Credit AB are the only Lenders, Nortel Lenders and Ericsson Lenders as of the date hereof and are executing this Agreement in their individual capacities in order to acknowledge their consent to the amendment and restatement of the Existing Agreement as provided herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                   CRICKET COMMUNICATIONS, INC.
                                   (formerly known as Cricket
                                   Wireless Communications, Inc.),

                                   by
                                     ----------------------------
                                     Name:
                                     Title:


                                   STATE STREET BANK AND TRUST COMPANY,
                                   as Collateral Agent,

                                   by
                                     ----------------------------
                                     Name:
                                     Title:


                                   LUCENT TECHNOLOGIES INC.,
                                   individually and as Administrative
                                   Agent under the Credit Agreement,

                                   by
                                     ----------------------------
                                     Name:
                                     Title:


                                   NORTEL NETWORKS INC., individually and
                                   as Administrative Agent under the Nortel
                                   Credit Agreement,

                                   by

                                     ----------------------------
                                     Name:
                                     Title:


                                   SOCIETE GENERALE,

                                   by
                                     ----------------------------
                                     Name:
                                     Title:


                                   ERICSSON CREDIT AB, individually and as
                                   Administrative Agent under the Ericsson
                                   Credit Agreement,

                                   by
                                     ----------------------------
                                     Name:
                                     Title:

                                   by
                                     ----------------------------
                                     Name:
                                     Title:

          The undersigned are parties to the other Support Documents and acknowledge and agree to the changes thereto set forth herein and agree to be bound by this Agreement.


                                   LEAP WIRELESS INTERNATIONAL, INC.

                                   by
                                     ----------------------------
                                     Name:
                                     Title:


                                   EACH SUBSIDIARY OF THE BORROWER

                                   by
                                     ----------------------------
                                     Name:
                                     Title:


                                   EACH LICENSE SUBSIDIARY PARTY TO
                                   THE OTHER SUPPORT DOCUMENTS,

                                   by
                                     ----------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT A


                                    FORM OF
                 PERMITTED ADDITIONAL OBLIGATIONS DESIGNATION


                                                            [Date]
To:  [        ], as Collateral Agent

Re: Amended and Restated Collateral Agency and Intercreditor Agreement, dated as of October 20, 2000, among CRICKET COMMUNICATIONS, INC. (formerly known as Cricket Wireless Communications, Inc.), STATE STREET BANK AND TRUST COMPANY, as Collateral Agent, and the Representatives and Unrepresented Holders referred to therein (the "Collateral Agency and Intercreditor Agreement").


          Reference is hereby made to the Collateral Agency and Intercreditor Agreement. Capitalized terms which are defined in the Collateral Agency and Intercreditor Agreement are used herein as therein defined.

          In accordance with Section 2.01 of the Collateral Agency and Intercreditor Agreement, the following Indebtedness for borrowed money of the Borrower are hereby added as Permitted Additional Obligations thereunder.

          [DESCRIBE INDEBTEDNESS]

Attached hereto is a true and complete copy of each agreement (together with all schedules, exhibits, annexes, appendices and other attachments thereto), constituting the applicable Secured Instruments relating to such Permitted Additional Obligations.

          The undersigned is [the Secured Party] [the Representative of the Secured Parties] in respect of such Permitted Additional Obligations and hereby acknowledges receipt of a copy of the Collateral Agency and Intercreditor Agreement. [The undersigned agrees that, upon execution and delivery hereof, it shall be a party to the Collateral Agency and Intercreditor Agent and shall have all the rights and obligations of a Secured Party under the Collateral Agency and Intercreditor Agreement in accordance with the terms thereof.] [The undersigned represents that it has been appointed as the Representative under the Secured Instruments referred to above on behalf of the Holders thereunder, with the power to become a party to the Collateral Agency and Intercreditor Agreement on behalf of such Holders, and by the undersigned's execution and delivery hereof, each such Holder shall become a party to the Collateral Agency and Intercreditor Agreement and shall have all the rights and obligations of a Secured Party under the Collateral Agency and Intercreditor Agreement in accordance with the terms thereof].

          All communications and notices under the Collateral Agency and Intercreditor Agreement to the [Secured Party] [Representative and the Holders under the Secured Instruments referred to above] shall be given to such Person at the address set forth on Schedule I hereto.


[         ]

by
Name:
Title:

[Secured Party] [Representative]

by
Name:
Title:


CRICKET COMMUNICATIONS, INC.
(formerly known as Cricket Wireless
Communications, Inc.),

by
Name:
Title:

                                                            SCHEDULE I



                                 ADDRESS[ES] OF
                        [SECURED PARTY] [REPRESENTATIVE
                              AND SECURED PARTIES]